EXIT ACTIVITIES AND RESTRUCTURING	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
EXIT ACTIVITIES AND RESTRUCTURING
9.	EXIT ACTIVITIES AND RESTRUCTURING

During the year ended December 31, 2015, we recorded initial exit activity charges primarily due to the termination of contracts, with payments expected primarily through 2020 and subsequent plan adjustments in sublease income assumptions for properties included in our previously-disclosed plans, with payments expected from 2016 through 2019. During the year ended December 31, 2014, we recorded initial exit activity charges primarily due to ceasing use of certain data center space, with payments expected through 2019. We include initial charges and plan adjustments in “Exit activities, restructuring and impairments” in the accompanying statements of operations and comprehensive loss for the year ended December 31, 2015 and 2014.

The following table displays the transactions and balances for exit activities and restructuring charges, substantially related to our data center and network services segment, during each of the years ended December 31, 2015 and 2014 (in thousands):

	Balance December 31, 2014	Initial Charges	Plan Adjustments	Cash Payments	Balance December 31, 2015
Real estate obligations:
2015 exit activities	$—	$1,538	$—	$(531)	$1,007
2014 exit activities	2,010	—	244	(553)	1,701
2007 restructuring	2,325	—	660	(1,815)	1,170
Other	175	—	(6)	(169)	—
	$4,510	$1,538	$898	$(3,068)	$3,878

	Balance December 31, 2013	Initial Charges	Plan Adjustments	Cash Payments	Balance December 31, 2014
Real estate obligations:
2014 exit activities	$—	$3,499	$17	$(1,506)	$2,010
2007 restructuring	3,296	—	1,055	(2,026)	2,325
Other	867	—	21	(713)	175
	$4,163	$3,499	$1,093	$(4,245)	$4,510